Subsequent Events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 13 — SUBSEQUENT EVENTS

The Company evaluated all events and transactions that from March 31, 2024 up through July 29, 2024, which is the date that these consolidated financial statements are available to be issued, there were no other any material subsequent events that require disclosure in these consolidated financial statements, other than disclosed below.

On May 15, 2024, the Company completed its initial public offering. In this offering, the Company issued 1,500,000 Ordinary Shares at a price of US$4.00 per share. The Company received gross proceeds in the amount of US$6,000,000 million before deducting any underwriting discounts or expenses. The Ordinary Shares began trading on May 15, 2024 on the Nasdaq Capital Market under the ticker symbol “RAY”.